EXHIBIT 1.01

                 12,000,000 Preferred Securities

                  Entergy London Capital, L.P.

[____]% Cumulative Quarterly Income Preferred Securities, Series
                          A ("QUIPS"4)
       (liquidation preference $25 per preferred security) fully and unconditionally guaranteed, as set forth herein, by

                 Entergy London Investments plc

                     UNDERWRITING AGREEMENT

                                                 [________], 1997

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Smith Barney Inc.

As representatives of the several
Underwriters named in Schedule I hereto
c/o  Goldman, Sachs & Co.
   85 Broad Street
   New York, New York  10004

Ladies & Gentlemen:

     The undersigned, Entergy London Capital, L.P. (the "Partnership"), a special purpose limited partnership formed under the Revised Uniform Limited Partnership Act of the State of Delaware (Title 6, Chapter 17 of the Delaware Code, (the "Delaware Act"), proposes to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters," which term, when the context permits, shall also include any underwriters substituted as hereinafter in Section 11 provided), for whom you are acting as representatives (in such capacity, you shall hereinafter be referred to as the "Representatives"), 12,000,000 of its [____]% Cumulative Quarterly Income Preferred Securities, Series A (liquidation preference $25 per preferred security), representing limited partner interests in the Partnership (the "Preferred Securities"), as follows:
__________________________
4    QUIPS is a servicemark of Goldman, Sachs & Co.


     SECTION 1. Purchase and Sale of Preferred Securities. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Partnership shall issue and sell to each of the Underwriters named in Schedule I hereto, and each Underwriter shall purchase from the Partnership at the time and place herein specified, severally and not jointly, the number of Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto at a purchase price of $25.00 per Preferred Security.

     The Company (as defined herein) (a) agrees to issue the Company Securities (as defined herein) concurrently with the issue and sale of the Preferred Securities as contemplated herein and (b) guarantees the timely performance by the Partnership of its obligations under this Section 1. The Partnership agrees to purchase the Debentures (as defined herein) with the proceeds of the Preferred Securities (as defined herein) and the capital contribution of the Company, as general partner of the Partnership (in such capacity, the "General Partner"), as contemplated herein.

     Because the proceeds of the sale of the Preferred Securities, together with the capital contribution of the General Partner, will be used to purchase the Debentures, the Company hereby agrees to pay on the Closing Date (as defined herein) to Goldman, Sachs & Co., for the accounts of the several Underwriters, as compensation for their arranging the investment therein of such proceeds, an amount equal to $[_____] per Preferred Security ($[_____] per Preferred Security sold to certain institutions).

     SECTION 2. Description of Preferred Securities, Debentures and Guarantee. The Preferred Securities will be guaranteed by Entergy London Investments plc, a public limited company incorporated under the laws of England and Wales (the "Company" and, together with the Partnership, the "Offerors"), with respect to distributions and payments upon liquidation, redemption and otherwise (the "Guarantee") pursuant to, and to the extent set forth in, the Guarantee Agreement (the "Guarantee Agreement"), dated as of [________], 1997, between the Company and The Bank of New York, as Trustee (the "Guarantee Trustee").

     The proceeds from the sale of the Preferred Securities will be combined with the capital contribution of the General Partner and will be used by the Partnership to purchase $ _______ aggregate principal amount of [____]% Junior Subordinated
Deferrable Interest Debentures, Series A issued by the Company (the "Debentures" and, together with the Guarantee, the "Company Securities"). The Preferred Securities will be issued pursuant to the Amended and Restated Limited Partnership Agreement, dated as of [________], 1997 (the "Partnership Agreement"), among the Company, as General Partner, William J. Regan, Jr., as the initial limited partner (the "Initial Limited Partner"), and such other Persons (as defined therein) who become Partners (as defined therein) as provided therein. The Debentures will be issued pursuant to an Indenture for Unsecured Subordinated Debt Securities relating to Preferred Securities, dated as of [_________], 1997, as supplemented by a certificate of an officer of the Company pursuant to resolutions of the Board of Directors of the Company (the "Indenture"), between the Company and The Bank of New York, as Trustee (the "Debenture Trustee"). The Preferred Securities and the Company Securities are referred to herein as the "Securities."

     SECTION 3.   Representations and Warranties of the Offerors.
Each of the Offerors jointly and severally represents and warrants to the several Underwriters, and covenants and agrees with the several Underwriters, that:

          (a) The Company is duly organized and validly existing as a public limited company in good standing under the laws of England and Wales and has the necessary corporate power and authority to conduct the business that it is described in the Prospectus (as defined herein) as conducting, to own and operate the properties owned and operated by it in such business, to issue the Company Securities, to enter into and perform its obligations under this Underwriting Agreement, the Partnership Agreement, the Indenture, the Guarantee Agreement and the Company Securities, to purchase, own, and hold the general partner interests of the Partnership and to consummate the transactions herein and therein contemplated. The Company is the sole General Partner of the Partnership. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole and would not subject the Company to any material liability or disability.

          (b) Each of London Electricity plc, London Electricity Services Limited, The London Power Company Limited and London Electricity Enterprises Limited (collectively, the "Significant Subsidiaries") is (i) duly organized and validly existing as a public limited company in good standing under the laws of England and Wales, has the necessary corporate power and authority to conduct the business that it is described in the Prospectus as conducting and to own and operate the properties owned and operated by it in such business and (ii) duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole and would not subject the Company to any material liability or disability.

           (c) The Partnership has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Act, has the power and authority to own its property, to conduct its business as described in the Prospectus, to issue and sell the Preferred Securities, to enter into and perform its obligations under this Underwriting Agreement and the Preferred Securities and to consummate the transactions herein contemplated; the Partnership has no subsidiaries and is duly qualified to transact business and in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Partnership; the Partnership has conducted and will conduct no business other than the transactions contemplated by this Underwriting Agreement and described in the Prospectus; the Partnership is not a party to or otherwise bound by any agreement other than those described in the Prospectus and is not a party to any action, suit or proceeding of any nature; the Partnership is not and will not be classified as an association taxable as a corporation for United States federal or United Kingdom income tax purposes; and the Partnership is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

           (d) The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File Nos. 333-33331 and 333-33331-01) and a related Preliminary Prospectus (as defined below) for the registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), and such registration statement, as amended, has become effective. Such registration statement, as amended at the time it, or the most recent post-effective amendment thereto (or any registration statement filed pursuant to Rule 462(b) under the Securities Act and hereinafter referred to as a "Rule 462(b) Registration Statement"), became or becomes effective, including the information deemed to be part thereof pursuant to Rule 430A(b) under the Securities Act, is hereinafter referred to as the "Registration Statement," and the prospectus constituting a part thereof, in the form filed pursuant to subsection (1) or
(4) of Rule 424(b) under the Securities Act ("Rule 424(b)), and as it may thereafter be amended or supplemented pursuant to
Section 6(d) hereof, is hereinafter referred to as the "Prospectus," except that if any revised prospectus shall be provided to the Underwriters by the Offerors for use in connection with the offering of the Securities that differs from the Prospectus filed with the Commission pursuant to Rule 424(b), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. For purposes herein, (i) "Preliminary Prospectus" shall mean any preliminary prospectus included in the Registration Statement prior to the Effective Date (as defined below) or filed with the Commission pursuant to Rule 424(a) under the Securities Act and (ii) "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment thereto (or any Rule 462(b) Registration Statement) became or becomes effective under the Securities Act.

            (e) After the time of effectiveness of this Underwriting Agreement and during the time specified in Section 6(d), the Offerors will not file any amendment to the Registration Statement or supplement to the Prospectus, without prior notice to the Underwriters and to Winthrop, Stimson, Putnam & Roberts ("Counsel for the Underwriters"), or any such amendment or supplement to which said Counsel shall reasonably object on legal grounds in writing.

           (f) The Registration Statement, the Indenture and the Guarantee Agreement, at the Effective Date, will fully comply or fully complied, and any Preliminary Prospectus, when delivered to the Underwriters for their use in marketing the Preferred Securities, fully complied, and the Prospectus, when delivered to the Underwriters for their use in making confirmations of sales of the Preferred Securities and at the Closing Date, as it may then be amended or supplemented, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. On the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time that any Preliminary Prospectus was delivered to the Underwriters for their use in marketing the Preferred Securities, such Preliminary Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the time the Prospectus is delivered to the Underwriters for their use in making confirmations of sales of the Preferred Securities and at the Closing Date, the Prospectus, as it may then be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The foregoing representations and warranties in this paragraph (e) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Offerors by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus, as they may be then amended or supplemented, or to any statements in or omissions from the statements of eligibility on Form T-1 of the Guarantee Trustee and the Debenture Trustee, respectively, as they may be amended, filed as exhibits to the Registration Statement (the "Form T-1s").

           (g)   All  of  the issued general and limited  partner
interests of the Partnership (other than the Preferred Securities) are owned by the General Partner and the Initial
Limited Partner, respectively, and have been duly and validly authorized and validly issued, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

           (h) This Agreement has been duly authorized, executed and delivered by each of the Partnership and the Company.

          (i) The Partnership Agreement has been duly authorized by the General Partner and, at the Closing Date, will have been duly executed and delivered by the General Partner, and will constitute a valid and binding instrument of the General Partner, in its capacity as general partner of the Partnership, enforceable against the General Partner in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Partnership Agreement will conform to the description thereof in the Prospectus.

           (j) The Guarantee Agreement has been duly qualified under the Trust Indenture Act, has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Guarantee Agreement by the Guarantee Trustee, will constitute a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Guarantee and the Guarantee Agreement will conform to the descriptions thereof contained in the Prospectus.

          (k) The Preferred Securities have been duly authorized by the Partnership and, when issued and delivered against payment therefor in accordance with the provisions of this Agreement and the Partnership Agreement, will constitute validly issued and (subject to the terms of the Partnership Agreement) fully paid and non-assessable limited partner interests in the Partnership and will be entitled to the benefits of the Partnership Agreement; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; there are no provisions in the Partnership Agreement the inclusion of which, subject to the terms and conditions therein, or, assuming that holders of the Preferred Securities, as limited partners of the Partnership, take no action other than actions permitted by the Partnership Agreement, the exercise of which, in accordance with the terms and conditions therein, would cause holders of the Preferred Securities, as limited partners of the Partnership, to be deemed to be participating in the control of the business of the Partnership; and the Preferred Securities will conform to the description thereof contained in the Prospectus.

           (l) The Indenture has been duly qualified under the Trust Indenture Act, has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Indenture by the Debenture Trustee, will constitute a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Indenture will conform to the description thereof contained in the Prospectus.

           (m) The Debentures have been duly authorized and, on the Closing Date, will have been duly executed by the Company and,  when  authenticated  in  the manner  provided  for  in  the
Indenture and delivered against payment therefor by the Partnership as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law) and will be entitled to the benefits of the Indenture; and the Debentures will conform to the description thereof contained in the Prospectus.

           (n) Neither the Company nor any of its subsidiaries has sustained since the date of the most recent audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus; and, since the respective dates as of which information is given in the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in the business, property or financial condition of the Company and its subsidiaries taken as a whole, otherwise than as set forth in the Prospectus.

           (o) The issuance and sale by the Company of the Company Securities and the execution, delivery and performance by the Company of the Indenture, this Underwriting Agreement, the Partnership Agreement and the Guarantee Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, [the Credit Facility Agreement dated December 17, 1996, as amended, among the Company, ABN AMRO Bank, N.V., Bank of America International Limited and Union Bank of Switzerland], [credit facilities resulting from the reorganization of the corporate structure so that the Company is no longer the acquisition facility borrower] (collectively, the "Acquisition Debt Agreements"), or any other indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Significant Subsidiaries or [upstream entities that will be a party to the Acquisition Debt Agreements after the corporate reorganization] are a party or by which the Company, the Significant Subsidiaries or [upstream entities that will be a party to the Acquisition Debt Agreements after the corporate reorganization] are bound or to which any of the property or assets of the Company, the Significant Subsidiaries or [upstream entities that will be a party to the Acquisition Debt Agreements after the corporate reorganization] are subject, nor will such action result in any violation of the provisions of the Memorandum and Articles of Association of the Company or the Significant Subsidiaries, each as amended, or any statute, rule, regulation or other law, or any order or judgment, of any court or governmental agency or body having jurisdiction over the Company or the Significant Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the formation of the Partnership, the issue and sale of the Securities or the consummation by the Partnership or the Company of the transactions contemplated by this Underwriting Agreement, the Indenture, the Partnership Agreement or the Guarantee Agreement except such as have been, or will be prior to the Closing Date, obtained under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Trust Indenture Act and the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters.

           (p) The Company has an authorized capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by direct or indirect subsidiaries of Entergy Corporation; and all of the issued shares of capital stock of each subsidiary of the Company (including, without limitation, London Electricity plc) have been duly and validly authorized and issued, are fully paid and non-assessable and, except as otherwise set forth in the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

           (q) Neither the Company nor any of the Significant Subsidiaries is in violation of its Memorandum and Articles of Association, as amended, or is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or the Significant Subsidiaries is a party or by which any of them is bound or to which any of their respective properties or assets is subject.

           (r) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or the Significant Subsidiaries is a party or of which any property of the Company or the Significant Subsidiaries is the subject that, if determined adversely to the Company or the Significant Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated.

           (s)  The Company, London Electricity plc and the other
Significant Subsidiaries are entitled to the exemption from the 1935 Act provided by Sections 33(a)(1) and (c)(1) thereof.

           (t) The independent certified public accountants, Coopers & Lybrand L.L.P., who have audited the financial statements included in the Registration Statement and the Prospectus are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

           (u) The financial statements, together with the related schedules and notes, included in the Registration
Statement  and  the Prospectus, present fairly  the  consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement and the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the other financial and statistical information and data included in the Registration Statement and the Prospectus are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries; and the pro forma financial statements included in the Registration Statement and the Prospectus comply in all material respects with Article 11 of Regulation S-X under the Securities Act.

           (v) Neither the Company nor the Partnership is, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus, will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

           (w) The Partnership is not in violation of its Certificate of Limited Partnership dated as of August 4, 1997 filed with the State of Delaware on August 4, 1997, as amended, or the Partnership Agreement; the execution, delivery and performance by the Partnership of its obligations under this Underwriting Agreement and the Preferred Securities will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Partnership is now a party.

           (x) Except as set forth in or contemplated by the Prospectus, each of the Company and the Significant Subsidiaries possesses adequate franchises, licenses, permits and other rights to conduct its respective business and operations as now conducted, without any known conflicts with the rights of others that could have an adverse effect on the Company and the Significant Subsidiaries.

          (y) No labor dispute with the employees of the Company or the Significant Subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company does not have knowledge of any existing or imminent labor disturbance by the employees of any of the principal customers or contractors of the Company or the Significant Subsidiaries, which, in either case, may reasonably be expected to result in a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole.

            (z) Each of the Company and the Significant Subsidiaries has good and marketable title to all real property and other properties owned by the Company and the Significant Subsidiaries (other than properties which are not material to the financial condition of the Company and its subsidiaries taken as whole or the conduct of the business of the Company and the Significant Subsidiaries), in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Registration Statement and the Prospectus or (b) do not, singly or in the aggregate, materially adversely affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Significant Subsidiaries; and all of the leases and subleases material to the business of the Company and the
Significant  Subsidiaries and under which  the  Company  and  the
Significant Subsidiaries hold properties described in the Registration Statement and the Prospectus are in full force and effect, and the Company has no notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or the Significant Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or the Significant Subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease.

           (aa) Except as described in the Registration Statement and the Prospectus and except such matters as would not, singly or in the aggregate, result in a material adverse effect on the financial condition of the Company and its subsidiaries, taken as a whole, (A) the Company and the Significant Subsidiaries are not in violation of any national, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and the Significant Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or the Significant Subsidiaries and (D) there are no events or circumstances known to the Company or the Significant Subsidiaries that may reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or the Significant Subsidiaries relating to Hazardous Materials or Environmental Laws.

           (bb) The Company and its obligations under this Underwriting Agreement, the Company Securities, the Partnership Agreement, the Guarantee Agreement and the Indenture are subject to civil and commercial actions, suits or proceedings and neither it nor any of its properties, assets or revenues has, in the
United Kingdom or any political subdivision thereof or in the United States or any political subdivision thereof, any right of immunity from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such jurisdiction, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the issuance of the Company Securities; and, to the extent that the Company or the Significant Subsidiaries or any of their respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any jurisdiction, the Company has effectively waived such right and consented to such relief and enforcement pursuant to
Section 15 of this Underwriting Agreement; nothing in this clause
(bb) shall be deemed to waive any defense (other than any such immunity) available to the Company.

           (cc) The Company has the power to submit to the jurisdiction of any federal or state court in the State of New York, County of New York, and has the power to designate, appoint and empower an agent for service of process in any legal action, suit or proceeding based on or arising under this Underwriting Agreement in any federal or state court in the State of New York, County of New York.

           (dd) Payments of principal and interest in respect of the Debentures to persons outside the United Kingdom are not subject under the laws of the United Kingdom or any political subdivision thereof or therein to any withholding or similar charges for or on account of taxation or otherwise.

           (ee) No exchange control authorization or any other authorization, approval, consent or license of any governmental authority or agency of or in the United Kingdom is required for the payment by the Company of any amounts in United States dollars pursuant to the terms of the Debentures or the Guarantee Agreement.

     SECTION 4. Offering. The Offerors are advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Preferred Securities as soon after the effectiveness of this Underwriting Agreement as in their judgment the Underwriters deem advisable. The Offerors are further advised by the Representatives that the Preferred Securities will be offered to the public at the initial public offering price specified in the Prospectus.

     SECTION 5. Time and Place of Closing; Delivery to Underwriters. Delivery of certificates for the Preferred Securities and payment of the purchase price therefor by wire transfer of immediately available funds shall be made at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 A.M., New York time, on [________], 1997, or at such other time on the same or such other day as shall be agreed upon by the Offerors and the Representatives, or as may be established in accordance with Section 11 hereof. The hour and date of such delivery and payment are herein called the "Closing Date."

     Certificates for the Preferred Securities shall be in definitive form and registered in such names and in such denominations as the Underwriters shall request not later than two full business days prior to the Closing Date. The certificates evidencing the Preferred Securities shall be delivered to the Representatives through the facilities of The Depository Trust Company in New York, New York for the account of the Representatives with any transfer taxes payable in connection with the transfer of the Preferred Securities duly paid, against payment of the purchase price therefor.

     On the Closing Date, the Company will pay, or cause to be paid, the compensation payable at such time to the Underwriters pursuant to Section 1 hereof by wire transfer in immediately available funds to an account designated by Goldman, Sachs & Co., for the accounts of the several Underwriters.

     SECTION  6.    Covenants  of  the  Offerors.   Each  of  the
Offerors jointly and severally covenants and agrees with the several Underwriters that:

          (a) Not later than the Closing Date, the Offerors will deliver to the Representatives a copy of the Registration Statement in the form that it became effective or a conformed copy thereof, certified by an officer of the Company to be in such form.

           (b) The Company will deliver to the Underwriters as many copies of the Prospectus (and any amendments or supplements thereto) as the Underwriters may reasonably request.

           (c) The Company will cause the Prospectus to be filed with, or transmitted for filing to, the Commission pursuant to and in compliance with Rule 424(b) and will advise the Representatives promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor that either of the Offerors shall have received notice. Each of the Offerors will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

          (d) During such period of time as the Underwriters are required by law to deliver a prospectus after this Underwriting Agreement has become effective, if any event relating to or affecting the Company or the Partnership, or of which the Company or the Partnership shall be advised by the Representatives in writing, shall occur which in the opinion of the Company should be set forth in a supplement or amendment to the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser of the Preferred Securities, the Company will amend or supplement the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. Unless such event relates solely to the activities of the Underwriters (in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 6(d) shall be borne by the Company until the expiration of nine months from the time of effectiveness of this Underwriting Agreement, and such expenses shall be borne by the Underwriters thereafter.

           (e) The Company will, on behalf of the Partnership, make generally available to the Partnership's security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

           (f) At any time within six months of the date hereof, the Offerors will furnish such proper information as may be lawfully required, and will otherwise cooperate in qualifying the Preferred Securities and the Debentures for offer and sale, under the blue sky laws of such jurisdictions as the Representatives may reasonably designate, provided that the Offerors shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Offerors to be unduly burdensome.

           (g) The Company will, except as herein provided, pay all fees, expenses and taxes incident to the performance of each Offeror's obligations under this Underwriting Agreement including, but not limited to, (i) the preparation and filing of the Registration Statement and any post-effective amendment thereto, (ii) the printing, issuance and delivery of the certificates for the Preferred Securities to the Underwriters,
(iii) legal counsel relating to the qualification of the Preferred Securities and the Debentures under the blue sky laws of various jurisdictions, in an amount not to exceed $12,500,
(iv) the printing and delivery to the Underwriters of reasonable quantities of copies of the Registration Statement, the preliminary (or any supplemental) blue sky survey, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph (d) of this Section 6, (v) the rating of the Preferred Securities and the Debentures by one or more nationally recognized statistical rating agencies, (vi) filings or other notices (if any) with or to, as the case may be, the National Association of Securities Dealers, Inc. (the "NASD") in connection with its review of the terms of the offering, and (vii) the listing of the Preferred Securities on the New York Stock Exchange (the "NYSE"), the listing of the Debentures on the Luxembourg Stock Exchange and the registration of the Preferred Securities and, if the Preferred Securities are exchanged for Debentures, the Debentures under the Exchange Act in accordance with Section 6(i) hereof. Except as provided above, the Company shall not be required to pay any expenses of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 12 hereof, the Company will reimburse the Underwriters for (A) the reasonable fees and expenses of Counsel for the Underwriters, whose fees and expenses the Underwriters agree to pay in any other event, and (B) reasonable out-of-pocket expenses incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.

           (h) Each of the Offerors will not offer, sell, contract to sell or otherwise dispose of any limited partner interests in the Partnership, or any preferred stock or any other securities of the Partnership or the Company that are substantially similar to the Preferred Securities, including any guarantee of such securities, or any securities convertible into or exchangeable for or that represent the right to receive limited partner interests, preferred stock or any such substantially similar securities of either the Partnership or the Company, except for the Preferred Securities and the Guarantee, without the consent of the Representatives until the earlier to occur of (i) thirty (30) days after the Closing Date and (ii) the date of the termination of the trading restrictions on the Preferred Securities, as determined by the Underwriters. The Representatives agree to notify the Offerors of such termination if it occurs prior to the Closing Date.

           (i) The Offerors will use their best efforts to cause the Preferred Securities to be duly authorized for listing on the NYSE, subject to notice of issuance, and to be registered under the Exchange Act and to cause the Debentures to be duly authorized for listing on the Luxembourg Stock Exchange; if the Preferred Securities are exchanged for Debentures, the Company will use its best efforts to have the Debentures listed on the exchange or other organization on which the Preferred Securities were then listed, and to have the Debentures registered under the Exchange Act.

           (j) If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act and pay the applicable fees in accordance with Rule 111 under the Securities Act by the earlier of (i) 10:00 p.m., New York City time, on the date of the Prospectus, and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2) under the Securities Act.

     SECTION 7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Preferred Securities shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Offerors and of any certificates furnished by the Offerors on the Closing Date and to the following conditions:

           (a) The Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Offerors and the Representatives.

           (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date; no proceedings for such purpose shall be pending before, or, to the knowledge of the Offerors or the Underwriters, threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company and the General Partner, to the effect that no such stop order has been or is in effect and that no proceedings for such purpose are pending before or, to the knowledge of the Company or the Partnership, as the case may be, threatened by the Commission.

           (c) At the Closing Date, there shall have been issued and there shall be in full force and effect an order of the Commission under the 1935 Act, authorizing the formation of the Partnership and [list other actions].

           (d) At the Closing Date, the Underwriters shall have received from Linklaters and Paines and Reid & Priest LLP, opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A and B hereto, respectively, (i) with such changes therein as may be agreed upon by the Offerors and the Representatives, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Preferred Securities, with changes therein to reflect such supplementation.

           (e) At the Closing Date, the Underwriters shall have received from Richards, Layton & Finger, P.A., special Delaware counsel for the Company and the Partnership, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit C hereto (i) with such changes therein as may be agreed upon by the Offerors and the Representatives, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Preferred Securities, with changes therein to reflect such supplementation.

           (f) At the Closing Date, the Underwriters shall have received from Counsel for the Underwriters, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit D hereto, with such changes therein as may be necessary to reflect any supplementation of the Prospectus prior to the Closing Date.

           (g) On or prior to the effective date of this Underwriting Agreement, the Underwriters shall have received from Coopers & Lybrand L.L.P., the Company's independent certified public accountants (the "Accountants"), a letter dated the date hereof and addressed to the Underwriters to the effect that (i) they are independent certified public accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial statement schedules examined by them and included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the latest unaudited financial statements, if any, included in the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, [the Executive Committee thereof, if any, and the stockholder of the Company,] since December 31, 1996 to a specified date not more than five days prior to the date of such letter, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an examination made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter and, accordingly, that the Accountants make no representations as to the sufficiency of such procedures for the purposes of the Underwriters), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company and its consolidated subsidiaries (if any) included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; and (C) at a specified date not more than five days prior to the date of the letter, there was any change in the capital stock or long-term debt of the Company, or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheet included in the Prospectus, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur or for changes or decreases as set forth in such letter, identifying the same and specifying the amount thereof; (iv) on the basis of a reading of the unaudited pro forma financial statements included in the Prospectus, carrying out certain specified procedures, inquiries of certain officials of the Company and the company acquired who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in such pro forma financial statements, nothing came to their attention that caused them to believe that such pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that such pro forma adjustments have not been properly applied to such historical amounts in the compilation of such pro forma financial statements; [(v) formulation for comfort levels on selected and summary financial data tables to be discussed]; and (vi) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company set forth in the Prospectus to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

           (h) At the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant
Treasurer of the Company, to the effect that (i) the representations and warranties of the Company contained herein are true and correct, and (ii) the Company has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Company at or prior to the Closing Date.

           (i) At the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date and signed by the General Partner, to the effect that (i) the representations and warranties of the Partnership contained herein are true and correct, (ii) the Partnership has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Partnership at or prior to the Closing Date and (iii) since the most recent date as of which information is given in the Prospectus, as it may then be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Partnership and there has not been any material transaction entered into by the Partnership, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may then be amended or supplemented.

           (j) At the Closing Date, the Underwriters shall have received duly executed counterparts of the Partnership Agreement, the Guarantee Agreement and the Indenture.

           (k) At the Closing Date, the Underwriters shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than five days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 7(g) hereof.

           (l) Between the date hereof and the Closing Date, no event shall have occurred with respect to or otherwise affecting the Company or the Partnership that, in the reasonable opinion of the Representatives, materially impairs the investment quality of the Preferred Securities.

           (m) On or prior to the Closing Date, the Underwriters shall have received from the Company evidence reasonably satisfactory to Goldman, Sachs & Co. that Moody's Investors Service, Inc. and Standard & Poor's Ratings Group have publicly assigned to the Preferred Securities ratings of ___ and ___, respectively, which ratings shall be in full force and effect on the Closing Date.

           (n) Between the date hereof and the Closing Date neither [insert names of rating agencies] shall have lowered its rating of any of the Company's outstanding debt securities in any respect.

          (o) On or prior to the Closing Date, (i) the Preferred Securities shall have been duly listed, subject to notice of issuance, on the NYSE, (ii) the Debentures shall have duly authorized for listing on the Luxembourg Stock Exchange and (iii) the Company's registration statement on Form 8-A relating to the Preferred Securities shall have become effective under the Exchange Act.

           (p) All legal matters in connection with the issuance and sale of the Preferred Securities shall be satisfactory in form and substance to Counsel for the Underwriters.

           (q) The Offerors will furnish the Underwriters with additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

     If any of the conditions specified in this Section 7 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Underwriters upon notice thereof to the Offerors. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

     SECTION 8.   Condition of Obligations of the Offerors.   The
obligations of the Offerors hereunder shall be subject to the following condition:

           (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date.

           (b) At the Closing Date, there shall have been issued and there shall be in full force and effect an order of the Commission under the 1935 Act authorizing the formation of the Partnership and [list other actions].

     In case the condition specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Offerors upon notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

     SECTION 9.   Indemnification.

     (a) The Offerors shall, jointly and severally, indemnify, defend and hold harmless each Underwriter and each person who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which each Underwriter or any or all of them may become subject under the Securities Act or any other statute or common law and shall reimburse each Underwriter and any such controlling person for any legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, or in the Prospectus, as each may be amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Offerors by any Underwriter specifically for use in connection with the preparation of the
Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement to any thereof or arising out of, or based upon, statements in or omissions from the Form T-1s; and provided further, that the indemnity agreement contained in this subsection shall not inure to the benefit of any Underwriter or to the benefit of any person controlling any Underwriter on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Preferred Securities to any person in respect of any Preliminary Prospectus or the Prospectus as supplemented or amended, furnished by any Underwriter to a person to whom any of the Preferred Securities were sold (excluding in both cases, however, any document then incorporated by reference therein), insofar as such indemnity relates to any untrue or misleading statement or omission made in any Preliminary Prospectus or the Prospectus but eliminated or remedied prior to the consummation of such sale in the Prospectus, or any amendment or supplement thereto furnished on a timely basis by the Offerors to the Underwriters pursuant to
Section 6(d) hereof, respectively, unless a copy of the Prospectus (in the case of such a statement or omission made in any Preliminary Prospectus) or such amendment or supplement (in the case of such a statement or omission made in the Prospectus) (excluding, however, any document then incorporated by reference in the Prospectus or such amendment or supplement) is furnished by such Underwriter to such person (i) with or prior to the written confirmation of the sale involved or (ii) as soon as available after such written confirmation (if it is made available to the Underwriters prior to settlement of such sale).

           (b) The Company shall indemnify, defend and hold harmless the Partnership against any and all losses, claims, damages or liabilities that may become due from the Partnership under Section 9(a) hereof.

           (c) Each Underwriter shall indemnify, defend and hold harmless the Offerors, its directors and officers and each person who controls the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or in the Prospectus, as each may be amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, if, but only if, such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Offerors by any Underwriter specifically for use in connection with the preparation of the
Registration Statement, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto.

           (d) In case any action shall be brought, based upon the Registration Statement, any Preliminary Prospectus or the Prospectus (including amendments or supplements thereto), against any party in respect of which indemnity may be sought pursuant to any of the preceding paragraphs, such party (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses. If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party. Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment)). The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party and any person controlling any indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

            (e) If the indemnification provided for under subsections (a), (b), (c) or (d) in this Section 9 is unavailable to any extent to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors and the Underwriters from the offering of the Preferred Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Offerors on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) to the Offerors bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Offerors on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or by any of the Underwriters and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9(e) are several in proportion to their respective underwriting obligations and not joint. The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have.

     SECTION 10. Survival of Certain Representations and Obligations. Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 9 of, and the representations and warranties and other agreements of the Offerors contained in, this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or by or on behalf of the Offerors or its directors or officers, or any of the other persons referred to in Section 9 hereof and (ii) acceptance of and payment for the Preferred Securities and (b) the indemnity and contribution agreements contained in Section 9 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.

     SECTION 11. Default of Underwriters. If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the Preferred Securities that it has agreed to purchase and pay for hereunder, and the number of Preferred Securities that such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the number of the Preferred Securities, the other Underwriters shall be obligated to purchase the Preferred Securities that such defaulting Underwriter agreed but failed or refused to purchase; provided that in no event shall the number of Preferred Securities that any Underwriter has agreed to purchase pursuant to Schedule I hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Preferred Securities without written consent of such Underwriter. If any Underwriter shall fail or refuse to purchase Preferred Securities and the number of Preferred Securities with respect to which such default occurs is more than one-tenth of the number of the Preferred Securities, the Offerors shall have the right (a) to require the non-defaulting Underwriters to purchase and pay for the respective number of Preferred Securities that it had severally agreed to purchase hereunder, and, in addition, the number of Preferred Securities that the defaulting Underwriter shall have so failed to purchase up to an amount thereof equal to one-ninth of the respective number of Preferred Securities that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or (b) to procure one or more others, members of the NASD (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), to purchase, upon the terms herein set forth, the number of Preferred Securities that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a). In the event the Offerors shall exercise its rights under clause (a) and/or (b) above, the Offerors shall give written notice thereof to the Representatives within 24 hours (excluding any Saturday, Sunday, or legal holiday) of the time when the Offerors learn of the failure or refusal of any Underwriter to purchase and pay for its respective number of Preferred Securities, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Offerors shall determine. In the event the Offerors shall be entitled to but shall not elect (within the time period specified above) to exercise its rights under clause (a) and/or
(b), the Offerors shall be deemed to have elected to terminate this Underwriting Agreement. In the absence of such election by the Offerors, this Underwriting Agreement will, unless otherwise agreed by the Offerors and the non-defaulting Underwriters, terminate without liability on the part of any non-defaulting party except as otherwise provided in paragraph (g) of Section 6 and in Section 10. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.

     SECTION 12. Termination. This Underwriting Agreement shall be subject to termination by notice given by written notice from the Representatives to the Offerors if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date (i) trading of the Preferred Securities or trading in securities generally shall have been suspended or materially limited on the NYSE by The New York Stock Exchange, Inc., the Commission or other governmental authority or on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited (the "London Stock Exchange"), (ii) minimum or maximum ranges for prices shall have been generally established on the NYSE by The New York Stock Exchange, Inc., the Commission or other governmental authority or on the London Stock Exchange, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, (iv) a change or development involving a prospective change in United Kingdom taxation materially adversely affecting the Company, the Debentures or the Guarantee, or (v) there shall have occurred any outbreak or escalation of hostilities or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (v), such event singly or together with any other such event makes it, in the reasonable judgment of the Representatives, impracticable to market the Preferred Securities. This Underwriting Agreement shall also be subject to termination, upon notice by the Representatives as provided above, if, in the judgment of the Representatives, the subject matter of any amendment or supplement (prepared by the Offerors) to the Prospectus (except for information relating solely to the manner of public offering of the Preferred Securities or to the activity of the Underwriters or to the terms of any series of securities of the Offerors other than the Preferred Securities) filed or issued after the effectiveness of this Underwriting Agreement by the Offerors shall have materially impaired the marketability of the Preferred Securities. Any termination hereof, pursuant to this Section 12, shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

     SECTION 13. Consent to Jurisdiction; Appointment of Agent to Accept Service of Process.

     (a) The Company agrees (i) that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Underwriting Agreement may be brought in any federal or state court in the State of New York, County of New York, and
(ii) to file such consents with such authorities as may be required to irrevocably evidence such agreement.

     (b) The Company agrees to designate a designee, appointee and agent in The City of New York satisfactory to the Underwriters for the purpose of consenting and agreeing to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against the Company, by serving a copy thereof upon the relevant agent for service of process referred to in this Section 13 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) with a copy to the Company as provided in Section 18. The Company agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service. Nothing herein shall in any way be deemed to limit the ability of the holders of the Preferred Securities or the Debentures, the Underwriters and the other persons referred to in
Section 9 to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Company, or bring actions, suits or proceedings against it in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Underwriting Agreement brought in the federal courts located in The City of New York or the courts of the State of New York located in The City of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     (c) The provisions of this Section 13 shall survive any termination of this Underwriting Agreement, in whole or in part.

     SECTION 14. Foreign Taxes. All payments by the Company to the Underwriters hereunder shall be made free and clear of, and without deduction or withholding for or on account of, any and all present and future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by the United Kingdom, any political subdivision thereof, or any other jurisdiction in which the Company has a branch or an office from which payment is made or deemed to be made, excluding
(i) any such tax imposed by reason of any Underwriter having some connection with any such jurisdiction other than its participation as an Underwriter hereunder, and (ii) any income or franchise tax on the overall net income of any Underwriter imposed by the United States or by the State of New York or any political subdivision of the United States or of the State of New York (all such non-excluded taxes, "Foreign Taxes"). If the Company is prevented by operation of law or otherwise from paying, causing to be paid or remitting that portion of amounts payable hereunder represented by Foreign Taxes withheld or deducted, then amounts payable under this Underwriting Agreement shall, to the extent permitted by law, be increased to such amount as is necessary to yield and remit to such Underwriter an amount that, after deduction of all Foreign Taxes (including all Foreign Taxes payable on such increased payments), equals the amount that would have been payable if no Foreign Taxes applied.

     SECTION 15. Waiver of Immunities. To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any thereof, from set-off or counterclaim, from the jurisdiction of any court, from service or process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Company Securities, the Partnership Agreement, the Guarantee Agreement, the Indenture or this Underwriting Agreement, the Company hereby irrevocably and unconditionally waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement. Nothing in this Section 15 shall be deemed to waive any defense (other than any such immunity) available to the Company.

     SECTION 16. Judgment Currency. Each of the parties hereto agrees to indemnify each other party hereto, and its controlling persons, officers and directors referred to in Section 9, against any loss incurred by any such indemnified party as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which any such indemnified party is able to purchase United States dollars on the business day next succeeding the date of such judgment, with the amount of the Judgment Currency actually received by any such indemnified party. If, alternatively, any such indemnified party receives a profit as a result of such currency conversion, it will return any such profits to the party or parties from whom indemnification could have been sought under this Section 16
(after taking into account any taxes or other costs arising in connection with such conversion and repayment). The foregoing indemnity shall constitute a separate and independent obligation of the parties hereto, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars.

     SECTION  17.  Miscellaneous.  THE RIGHTS AND DUTIES  OF  THE
PARTIES TO THIS UNDERWRITING AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Underwriting Agreement shall become effective when a fully executed copy thereof is delivered to the Offerors and to the Representatives. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This Underwriting Agreement shall inure to the benefit of each of the Offerors, the Underwriters and, with respect to the provisions of Section 9, each director, officer and other person referred to in Section 9, and their respective successors. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting
Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any Preferred Securities from the Underwriters.

     SECTION 18. Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to Goldman, Sachs & Co. at the address set forth at the beginning of this Underwriting Agreement (to the attention of its General Counsel) or, if to the Offerors, shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: _________, or, if to Entergy Services, Inc., shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer.

            If the foregoing is in accordance with your understanding, please sign and return to us counterparts of this Underwriting Agreement, and upon acceptance hereof by you, on behalf of each of the Underwriters, this Underwriting Agreement and such acceptance hereof, shall constitute a binding agreement among each of the Underwriters, the Company and the Partnership. It is understood that your acceptance of this Underwriting Agreement on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Partnership for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                              Very truly yours,

                              Entergy London Investments plc

                              By:___________________________
                                  Name:
                                  Title:


                              Entergy London Capital, L.P.

                               By: Entergy London Investments plc,
                                   as General Partner

                              By:___________________________
                                 Name:
                                 Title:


Accepted as of the date first above written:

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Smith Barney Inc.

As representatives of the other several
Underwriters named in Schedule I hereto


By:____________________________
         (Goldman, Sachs & Co.)

                           SCHEDULE I

                  Entergy London Capital, L.P.
[____]% Cumulative Quarterly Income Preferred Securities, Series A

                                                            Number of
Underwriter                                             Preferred Securities

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Smith Barney Inc.


                                                            ____________

Total                                                         12,000,000
                                                            ============

                                                        Exhibit A

               [Letterhead of Linklaters & Paines]



Entergy Power Capital, L.P.
639 Loyola Avenue
New Orleans
Louisiana 70113
USA
(the "Partnership")
                                                    November 1997
Entergy Power Investments plc
Templar House
81-87 High Holborn
London
WC1V 6NU
(the "Company")
Goldman, Sachs & Co.
[Other Representatives]

As  Representatives of the several Underwriters named in Schedule
I   to   the  Underwriting  Agreement  referred  to  below   (the
"Underwriters")
c/o Goldman, Sachs & Co.
85 Broad Street
New York
New York
10004
USA

Dear Sirs
                  Entergy London Capital, L.P.
  % Cumulative Quarterly Income Preferred Securities, Series A
       (liquidation preference $25 per preferred security)
fully and    unconditionally   guaranteed   by   Entergy   London
      Investments plc

      1 We have acted as English legal advisers to the Partnership and the Company in connection with the issue and sale by the Partnership to the several Underwriters pursuant to the Underwriting Agreement, dated November 1997 (the "Underwriting Agreement") among the Company, the Partnership and the representatives of the several Underwriters of 12,000,000 % Cumulative Quarterly Income Preferred Securities, Series A (liquidation preference $25 per preferred security) (the "Preferred Securities"), guaranteed to the extent the Partnership has funds by the Company. This opinion is delivered to you at the request of the Company and the Partnership and is delivered pursuant to section 7(d) of the Underwriting Agreement. Expressions defined in the Underwriting Agreement have the same meanings when used in this opinion except where otherwise defined herein.

      2 This opinion is limited to English law as currently applied by the English Courts and is given on the basis that it will be governed by and construed in accordance with English law. We express no opinion on matters of United States federal or state law or the laws of any other jurisdiction.

      3 For the purposes of this opinion we have examined and relied upon copies of the documents listed and, where appropriate, defined in the Schedule to this letter and any other documents we have deemed appropriate. We have assumed that:-

      3.1(except in the case of the Company) all relevant documents are within the capacity and powers of, and have been validly authorised by, each party and (in the case of each party) that those documents have been or (in the case of the Preferred Securities and Debentures) will be validly executed and delivered by the relevant party in the same form as examined by us for the purpose of this opinion;

      3.2each of the Principal Agreements (as defined in paragraph 4.1 below) and the Preferred Securities and Debentures is valid and binding on and (without detracting from the exception in assumption 3.1 above) enforceable against each party under the law to which it is expressed to be subject;

      3.3words and phrases used in the Principal Agreements, the Preferred Securities, the Debentures, the Registration Statement and the Prospectus filed under the Securities
      Act have the same meanings and effect as they would if those documents were governed by English law and there is no provision of any law (other than English law) which would affect anything in this opinion;

      3.4the Underwriters have complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done or to be done by them in relation to the Preferred Securities or the Debentures in, from or otherwise involving the United Kingdom (including
      Section 3 (carrying on investment business) 56 (unsolicited calls) and 57 (investment advertisements));

      3.5all copy documents examined by us for the purpose of this opinion conform to the originals;

      3.6no  Principal  Agreement nor any Preferred  Security  or
      Debenture has been amended, supplemented or terminated;

      3.7the   copies   of  the  Memorandum   and   Articles   of
      Association  of  each  of the Company and  the  Significant
      Subsidiaries (as defined below) examined by us for the purpose of this opinion are complete and up-to-date;

      3.8the Minutes of which copies have been examined by us for the purpose of this opinion are a true record of the proceedings described therein of duly convened, constituted and quorate meetings of the Board of Directors of the Company and that the resolutions set out in those Minutes and in the Written Consents were duly passed and remain in full force and effect without modification; and

      3.9all documents submitted to us as originals are authentic and all signatures are genuine and are those of persons authorised by the relevant resolutions to execute (or, as the case may be, witness the execution of) the relevant document on behalf of the Company.

      4   Based  on  and subject to the foregoing and subject  to
      the exceptions and qualifications mentioned below and to any matters not disclosed to us, we are of the following opinion:-

      4.1The Company has been duly incorporated as a public limited company under the laws of England and Wales and has the necessary corporate power and authority under its Memorandum and Articles of Association to conduct the business that it is described in the Prospectus as conducting, to own and operate properties owned and operated by it in such business, to issue the Company Securities, to enter into and perform its obligations under the Underwriting Agreement, the Agreement of Limited Partnership (as amended and restated) (the "Partnership Agreement"), the Indenture, the Guarantee Agreement, (together the "Principal Agreements") and the Company Securities, to make the capital contribution to the Partnership as General Partner.

      4.2a search made on 1997 at the Companies Registration Office in London revealed no order or resolution for the winding up of the Company or of London Electricity plc, London Electricity Services Limited, the London Power Company Limited or London Electricity Enterprises Limited (together, the "Significant Subsidiaries") and no notice of appointment in respect of the Company or of its Significant Subsidiaries of a liquidator, receiver, administrative receiver or administrator. It should be noted that such a search is not capable of revealing whether or not a petition for winding up or administration has been presented in a County Court or District Registry or in the High Court of Justice, and that notice of a winding up or administration order made or winding up resolution passed or of the appointment of a receiver or administrative receiver may not be filed at the Companies Registration Office immediately;

      4.3London Electricity plc and each of the other Significant Subsidiaries has been duly incorporated as a public limited company or private company limited by shares under the laws of England and Wales, has the necessary corporate power and authority under its Memorandum and Articles of Association, as amended, to conduct the business that it is described in the Prospectus as conducting and to own and operate the properties owned and operated by it in such business.

      4.4The Partnership Agreement, the Indenture and the Guarantee Agreement have been, insofar as English law is concerned, duly authorised, executed and delivered by the Company; the Underwriting Agreement has been, insofar as English law is concerned, duly authorised, executed and delivered by the Company for itself and as General Partner under the Partnership Agreement.

      4.5Insofar as English law is concerned, the Debentures have been duly authorised and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will have been duly executed, issued and delivered by the Company.

      4.6No consent, approval, authorisation or order of any governmental or regulatory agency in Great Britain is required (i) for the formation of the Partnership or the capital contribution of the Company to the Partnership, as General Partner of the partnership; (ii) for the execution and delivery by the Company of the Principal Agreements;
      (iii) to permit the issue and sale of the Securities or the performance by the Partnership of its obligations with respect to the Preferred Securities or (iv) to permit the performance by the Company of its obligations with respect to the Principal Agreements.

      4.7The Company has duly authorised the capital contribution to the Partnership made by the Company as General Partner and, insofar as English law is concerned, has taken all necessary action to make such capital contribution.

      4.8Neither the issue, offering and sale by the Company of the Company Securities in the manner contemplated by the Underwriting Agreement and by the Prospectus nor the execution and delivery by the Company of any of the Principal Agreements nor the performance by the Company of its obligations under any of the Principal Agreements will conflict with or result in a breach or violation of (i) the Memorandum of Association or Articles of Association of the Company or the Significant Subsidiaries or (ii) any law, rule or regulation of any governmental or other regulatory authority in Great Britain applicable to the Company or the Significant Subsidiaries or (iii) the provision of any licence granted to London Electricity plc under the Electricity Act 1984.

      4.9Except   as  set  forth  in  or  contemplated   by   the
      Prospectus, London Electricity plc possesses adequate franchises, licences, permits and other rights to conduct is businesses of distribution and supply of electricity as set forth in the Prospectus the absence of which could have a material adverse effect on the Company and the Significant Subsidiaries.

      4.10 The statements under the captions "Business - UK Environmental Regulation," "Business - UK and EU Competition Law" and "The Electric Utility Industry in Great Britain" in the Prospectus, in each case insofar as such statements purport to summarise orders, statutes, laws, rules or regulations, or other legal matters, involving English law or relating to the Great Britain electric utility industry, constitute fair and accurate summaries of such matters in all material respects.

      4.11     The  statements under the caption "Certain  Income
      Tax  Considerations - UK Income Tax Consideration"  in  the
      Prospectus constitute a fair and accurate summary of the matters addressed therein in all material respects.

      4.12 The English Courts will recognise and give effect to the choice of the laws of the State of New York ("New York law") as the law governing the Principal Agreements (except the Partnership Agreement). The validity and binding nature of the obligations contained in the Principal Agreements (except the Partnership Agreement) are governed by and construed in accordance with New York law.

      4.13 The English Courts will recognise and give effect to the choice of law of the State of Delaware ("Delaware law") as the law governing the Partnership Agreement. The validity and binding nature of the obligations contained in the Partnership Agreement are governed by and construed in accordance with Delaware law.

      4.14 On the assumption that the Underwriting Agreement, the Indenture, the Guarantee Agreement and the Company Securities create valid and binding obligations of the parties under New York law and the Partnership Agreement creates valid and binding obligations of the parties under Delaware law, English law will not prevent any provisions of the Underwriting Agreement, the Indenture, the
      Guarantee Agreement, the Company Securities and the Partnership Agreement from being valid and binding obligations of the Company, subject to all limitations resulting from bankruptcy, insolvency, liquidation, receivership, administration, re-organisation of the Company and similar laws of general application relating to or affecting the rights of creditors applicable to the Company.

      4.15 A final and conclusive judgment against the Company for a definite sum of money entered by a state or federal court in the United States of America in any suit, action or proceeding arising out of or in connection with the Underwriting Agreement, the Indenture, the Guarantee Agreement or the Partnership Agreement would normally be enforced by the English Courts (although this is a matter within such Courts' discretion), without re-examination or re-litigation of the matters adjudicated upon, provided that:-

            (i)    the judgment was not obtained by fraud;

            (ii)    the enforcement of the judgment would not  be
               contrary to English public policy or Section 5 of the Protection of Trading Interests Act 1980;

            (iii)   the  judgment  was  not  given  in  a  manner
               contrary to the principles of natural justice (as applied by the English Courts);

            (iv)    the  judgment  is  not inconsistent  with  an
               English judgment in respect of the same matter;

            (v)     the  judgment is not for multiple damages  or
               amounts to a penalty under English law;

            (vi)    the  proceedings before the state or  federal
               court in the United States of America were not of a revenue nature (i.e. relating to taxation);

            (vii)   enforcement proceedings are instituted within
               the  limitation  periods under the Limitation  Act
               1980;

            (viii)  the  state  or federal court  in  the  United
               States  of  America  has  jurisdiction  over   the
               Company in accordance with the rules of English law;

            (ix)    claims have not become subject to set-off  or
               counter claim; and

            (x)     the judgement of a court of the United States
               or any part thereof did not predicate solely upon the federal securities laws of the United States as it is doubtful whether an English Court would enforce such a judgement.

      4.16 In relation to any action against the Company under any of the Principal Agreements to which it is a party or the Company Securities, an English Court might assume jurisdiction on the basis that the Company (as defendant) has its seat in England but an English Court could decline jurisdiction or stay its proceedings in relation to any dispute arising from the Principal Agreements or the Company Securities:

            (i)     on  the ground that proceedings involving the
               same or a related issue are pending in a foreign jurisdiction; or

            (ii)    on  the  ground of forum non  conveniens,  in
               other   words  that  a  foreign  forum   is   more
               appropriate.

      A plaintiff who is not resident in England or Wales may be required by an English Court, on the application of the defendant, to provide security for the defendant's costs.

      4.17 Under English law and UK Inland Revenue practice as applied and interpreted on the date hereof and on the basis of the United Kingdom/United States Double Taxation Treaty (the "Treaty") currently in force, no taxes, levies, imposts or charges of the United Kingdom or any political subdivision or taxing authority thereof or therein would be required to be deducted or withheld (a) from any payment to a beneficial owner of the Preferred Securities who is a resident of the United States (who is not also a resident of the United Kingdom and who does not have a permanent establishment or a fixed base in the United Kingdom to which the Preferred Securities are connected) (a "United States Holder"), made (i) by the Partnership pursuant to the Preferred Securities or (ii) by the Company pursuant to the Guarantee Agreement or (b) from any payment by the Company in respect of the Debentures, provided that, in respect of a payment or in respect of quarterly amounts due on the Debentures by the Company, the Debentures are in bearer form and are quoted on a recognised stock exchange and such payment is made by a non-United Kingdom paying agent or by a United Kingdom paying agent in circumstances where the Debentures are held in a recognised clearing system or it is proved that the person who is the beneficial owner of the Debentures and entitled to the payment (or the person whose income the payment is deemed to be for United Kingdom tax purposes) is not resident in the United Kingdom; and provided further that, in respect of a payment made by the Company to a United States Holder pursuant to the Guarantee Agreement as regards the portion of any such payment which represents income in respect of the Preferred Securities:

                  (A) that portion is exempt from taxation in the United Kingdom under Article 22 of the Treaty ("Other Income");

                  (B) the United States Holder is entitled to and has claimed the benefit of the Treaty in respect of such payment; and

                  (C) the Company has received from the UK Inland Revenue prior to the payment being made a direction pursuant to the Treaty allowing payment to be made without deduction of United Kingdom tax.

      If (B) or (C) above is not satisfied so that tax is withheld by the Company, a person entitled to exemption under the Treaty may claim repayment of such tax from the UK Inland Revenue.

      5  Our reservations or qualifications are as follows:-

      5.1We express no opinion as to whether the equitable remedies of specific performance or injunctive relief would be available in respect of any obligation of the Company or the Partnership. Insofar as any obligation under the Principal Agreements or the Company Securities is to be performed in any jurisdiction other than England and Wales, an English Court may have to have regard to the law of that jurisdiction in relation to the manner of performance and the steps to be taken in the event of defective performance.

      5.2The obligations of the Company under the Principal Agreements and the Company Securities will be subject to any law from time to time in force relating to liquidation or administration or any other law or legal procedure affecting generally the enforcement of creditors' rights.

      5.3An English Court will not apply New York law or Delaware law if:

      (a)  it is not pleaded and proved; or

      (b) to do so would be contrary to the mandatory rules of English law or manifestly incompatible with English public policy.

      5.4To the extent it relates to United Kingdom stamp duties, any undertaking or indemnity given by the Company or the Partnership may be void under section 117 of the Stamp Act 1891.

      5.5An English Court may refuse to give effect to any provision of an agreement which amounts to an indemnity in respect of the costs of unsuccessful litigation brought before an English Court or where the Court has itself made an order for costs.

      5.6Where obligations are to be performed in a jurisdiction outside England, they may not be enforceable in England to the extent that performance would be illegal under the laws of that other jurisdiction.

      5.7Any certificate, determination, notification, opinion or the like might be held by English court not be conclusive if it could be shown to have an unreasonable or arbitrary basis or in the event of manifest error despite any provision in the relevant agreements to the contrary.

      5.8This opinion is given as at the date set out above. We express no opinion as to effect that any further event, or any act of the Company or a Significant Subsidiary, may have on the matters referred to herein.

      6 This opinion is addressed to you solely for your benefit in connection with the issue of the Preferred Securities and the Debentures. It is not to be transmitted to anyone else nor is it to be relied upon by anyone or for any other purpose or quoted or referred to in any public document or filed with anyone without our express consent.

      Yours faithfully





      Linklaters & Paines

                            Schedule

      1   A  certified  copy of the Memorandum  and  Articles  of
      Association of the Company
      2   Copies of the Memorandum and Articles of Association of
      each of the Significant Subsidiaries

      3   Certified copies of the Written Consents of  the  Board
      of  Directors  of  the  Company  held  on   July  1997  and
      November 1997

      4   Searches  in relation to the Company and  each  of  the
      Significant   Subsidiaries  obtained  form  the   Companies
      Registration Office on  November 1997

      5   Form  S-1  Registration Statement dated  November  1997
      relating  to  the  Preferred Securities (the  "Registration
      Statement" and "Prospectus")

      6   Prospectus  dated   November 1997  relating  to  the  %
      Perpetual  Junior Subordinated Debentures,  Series  A  (the
      "Debentures")   as   submitted  to  the  Luxembourg   Stock
      Exchange ("Luxembourg Prospectus")

      7    Underwriting  Agreement  relating  to  the   Preferred
      Securities dated November 1997 between the Company, the Partnership and Goldman, Sachs & Co. and others (the
      "Underwriters")

      8   Indenture  for  Unsecured Subordinated Debt  Securities
      relating  to the Preferred Securities dated  November  1997 between  the  Company and the Bank of New York  as  Trustee
      (the "Trustee") (the "Indenture")

      9   Amended  and Restated Limited Partnership Agreement  of
      Entergy  London  Capital,  L.P.  between  the  Company   as
      General  Partner and William J. Regan, Jr. as  the  Initial
      Limited Partner (the "Partnership Agreement")

      10  Guarantee  Agreement dated  November 1997  between  the
      Company the Trustee (the "Guarantee Agreement")

      11   Form   of  Perpetual  Junior  Subordinated   Debenture
      relating to the Debentures.

      12  Officer's  Certificate of the Company  dated   November
      1997   establishing  the  terms  of  the  Debentures   (the
      "Officer's Certificate")

      13 Copy of the opinion of Richards, Layton & Finger, P.A., relating to the validity of the Preferred Securities

      14  Copy  of the opinion of Reid & Priest LLP, relating  to
      the   validity   of   the  Perpetual  Junior   Subordinated
      Debentures and the Guarantee

      15  Copy of the opinion of Reid & Priest LLP, as to  United
      States tax matters

   16 Copies of the licences granted to London Electricity plc under the Electricity Act 1984

                                                        EXHIBIT B

                [Letterhead of Reid & Priest LLP]


                                                   [_______  __], 1997

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Smith Barney Inc.

As representatives of the several
Underwriters named in Schedule I to
the Underwriting Agreement referred
to below (the "Underwriters")

c/o  Goldman, Sachs & Co.
     85 Broad Street
     New York, New York 10004

Ladies and Gentlemen:

          We, together with Linklaters & Paines, London, England, and Richards, Layton & Finger, P.A., Wilmington, Delaware, have acted as counsel for Entergy London Investments plc, a public limited company incorporated under the laws of England and Wales (the "Company"), and Entergy London Capital, L.P., a special purpose limited partnership formed under the laws of the State of Delaware (the "Partnership"), in connection with the issuance and sale by the Partnership to the several Underwriters pursuant to the Underwriting Agreement, effective [________ __], 1997 (the "Underwriting Agreement"), among the Company, the Partnership and you, as the representatives of the several Underwriters, of 12,000,000 [___]% Cumulative Quarterly Income Preferred
Securities, Series A (liquidation preference $25 per preferred security) (the "Preferred Securities"), guaranteed to the extent the Partnership has funds by the Company. This opinion is
rendered  to  you  at  the  request  of  the  Company   and   the
Partnership. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

           In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Underwriting Agreement; (b) the Indenture; (c) the Partnership Agreement; (d) the Guarantee
Agreement; (e) the Registration Statement and Prospectus filed under the Securities Act; (f) the records of various corporate proceedings relating to the authorization, issuance and sale of the Company Securities and the execution and delivery by the Company of the Indenture, the Underwriting Agreement, the Partnership Agreement, and the Guarantee Agreement; and (g) the proceedings before and the order entered by the Commission under the 1935 Act relating to the formation of the Partnership and [list other actions]. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies. We have not examined the Debentures, except a specimen thereof, and we have relied upon a certificate of the Debenture Trustee as to the authentication and delivery thereof.

          Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

            (1) Assuming that the Indenture has been duly authorized, executed and delivered by the Company insofar as the laws of England and Wales are concerned, the Indenture (except as to Section ___ thereof or any provisions thereof that purport to waive any immunity with respect to the attachment of property of the Company prior to the entry of judgment, upon which we do not pass) is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

           (2) Assuming that the Debentures have been duly authorized, executed, issued and delivered by the Company insofar as the laws of England and Wales are concerned, the Debentures are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and are entitled to the benefits provided by the Indenture.

           (3) Assuming that the Guarantee Agreement has been duly authorized, executed and delivered by the Company insofar as the laws of England and Wales are concerned, the Guarantee Agreement (except as to Section ___ thereof or any provisions thereof that purport to waive any immunity with respect to the attachment of property of the Company prior to the entry of judgment, upon which we do not pass) is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

           (4)  Each of the Indenture and the Guarantee Agreement
is   duly  qualified  under  the  Trust  Indenture  Act,  and  no proceedings to suspend such qualifications have been instituted or, to our knowledge, threatened by the Commission.

           (5) The statements made in the Prospectus under the captions "Risk Factors", "Entergy London Capital", "Description of the Preferred Securities", "Description of the Guarantee", "Description of the Perpetual Junior Subordinated Debentures" and "Relationship Among the Preferred Securities, the Perpetual Junior Subordinated Debentures and the Guarantee" insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

           (6) The statements made in the Prospectus under the caption "Certain Income Tax Considerations - US Income Tax Considerations" constitute a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein.

           (7) Neither the Company nor the Partnership is, and upon the issuance and sale of the Securities as contemplated by the Underwriting Agreement and the application of the net proceeds therefrom as described in the Prospectus, will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (8) Except in each case as to the financial statements and other financial data included therein, upon which we do not pass, the Registration Statement, at the Effective Date, and the Prospectus, as of its date, complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Form T-1s, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and the Registration Statement has become, and on the date hereof is, effective under the Securities Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

           (9)  The Company, London Electricity plc and the other
Significant Subsidiaries are entitled to the exemption from the 1935 Act provided by Sections 33(a)(1) and (c)(1) thereof.

           (10)  An  appropriate order has been  entered  by  the
Commission  under the 1935 Act authorizing the formation  of  the
Partnership  and  [list  other  actions];  to  the  best  of  our knowledge, said order is in full force and effect; no further approval, authorization, consent or other order of any governmental body of the United States or the State of New York (other than orders of the Commission under the Securities Act, the Exchange Act and the Trust Indenture Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to form the Partnership, or to permit the issuance and sale of the Securities or the performance by the Partnership of its obligations with respect to the Preferred Securities, or by the Company of its obligations with respect to the Company Securities or under the Indenture, the Underwriting Agreement, the Partnership Agreement or the Guarantee Agreement.

           (11) The issuance and sale by the Company of the Company Securities and the execution, delivery and performance by the Company of the Indenture, the Underwriting Agreement, the Partnership Agreement and the Guarantee Agreement (a) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in any assets of the Company, the Significant Subsidiaries or [upstream entities that will be a party to the Acquisition Debt Agreements after the corporate reorganization] pursuant to the provisions of, the Acquisition Debt Agreements or any other mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which either of the Company, the Significant Subsidiaries or [upstream entities that will be a party to the Acquisition Debt Agreements after the corporate reorganization] is a party or which purports to be binding upon either of the Company, the Significant Subsidiaries or [upstream entities that will be a party to the Acquisition Debt Agreements after the corporate reorganization] or upon any of their respective assets and (b) will not violate any provision of any Federal law of the United States or any law of the State of New York applicable to the Company or the Significant Subsidiaries or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality of the United States or the State of New York applicable to the Company or the Significant Subsidiaries (except that various consents of, and filings with governmental authorities of the State of New York may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue-sky laws of the State of New York).

          In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and the Partnership and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraphs (5) and
(6) above. In connection with the preparation by the Company and the Partnership of the Registration Statement and the Prospectus, we have had discussions with certain officers and representatives of the Company and its subsidiaries and the Partnership, with other counsel for the Company and the Partnership, and with the independent certified public accountants of the Company who examined certain of the financial statements included in the Registration Statement. Our examination of the Registration Statement and the Prospectus and such discussions did not disclose to us any information which gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial data included in the Registration Statement or the Prospectus or as to the Form T-1s.

          We are members of the New York Bar and do not hold ourselves out as experts on the laws of any other jurisdiction.
We have not examined into and are not passing upon matters relating to the incorporation of the Company.

          The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent.

                              Very truly yours,

                              REID & PRIEST LLP

                                                        EXHIBIT C

         [Letterhead of Richards, Layton & Finger, P.A.]

                                              [________ __], 1997

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Smith Barney Inc.

As representatives of the several
Underwriters named in Schedule I
to the Underwriting Agreement
referred to below

c/o  Goldman, Sachs & Co.
     85 Broad Street
     New York, New York  10004

Ladies and Gentlemen:

          We have acted as special Delaware counsel for Entergy London Investments plc, a public limited company incorporated under the laws of England and Wales (the "Company"), and Entergy London Capital, L.P., a Delaware limited partnership (the "Partnership"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

          For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

           (a) The Certificate of Limited Partnership of the Partnership, dated as of August 4, 1997 (the "Original Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on August 4, 1997;

           (b) The Agreement of Limited Partnership of the Partnership, dated as of August 4, 1997 (the "Original Partnership Agreement"), between the Company, as general partner of the Partnership (the "General Partner"), and William J. Regan, Jr., as initial limited partner of the Partnership (the "Initial Limited Partner);

           (c) The Certificate of Amendment to the Original Certificate, dated as of [________ __,] 1997 (the "Certificate of Amendment"), as filed in the office of the Secretary of State on [_________ __,] 1997 (the Original Certificate as amended by the Certificate of Amendment being hereinafter referred to as the "Certificate");

           (d)   Amendment  No.  1  to the  Original  Partnership
Agreement,  dated as of [________ __,] 1997, between the  General
Partner and the Initial Limited Partner;

           (e) The Amended and Restated Limited Partnership Agreement of the Partnership, dated as of [________ __,] 1997 (including Annex A, Annex B and Exhibit I to Annex B thereto) (the "Partnership Agreement"), among the General Partner, the Initial Limited Partner and such Persons who become limited partners of the Partnership;

           (f)   The Underwriting Agreement, dated [_______  __],
1997  (the "Underwriting Agreement"), among the Partnership,  the
Company and you, as Representatives of the several underwriters named in Schedule I to the Underwriting Agreement;

           (g)   The Prospectus, dated [__________ __], 1997 (the
"Prospectus"), relating to 12,000,000 [__]% Cumulative Quarterly Income Preferred Securities, Series A, of the Partnership representing limited partner interests in the Partnership (each, a "Preferred Security" and collectively, the "Preferred Securities"); and

            (h)    A   Certificate  of  Good  Standing  for   the
Partnership,  dated  [________  __],  1997,  obtained  from   the
Secretary of State.

          Capitalized terms used herein and not otherwise defined are used as defined in the Partnership Agreement.

          For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (h) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (h) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein.
We have conducted no independent factual investigation of our own, but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

          With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

          For purposes of this opinion, we have assumed (i) that the Partnership Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Partnership, and that the Partnership Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph (1) below, the due creation, due organization or due formation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, organization or formation,
(iii) the legal capacity of each natural person who is a party to the documents examined by us, (iv) except to the extent provided in paragraph (2) below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents,
(v) except to the extent provided in paragraph (9) below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) the receipt by each Person to whom a Preferred Security is to be issued by the Partnership (the "Preferred Security Holders") of a Preferred Securities Certificate for the Preferred Security and the payment for the Preferred Security acquired by it, in accordance with the Partnership Agreement, and as described in the Prospectus, (vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Partnership Agreement, and as described in the Prospectus and
(viii) that the books and records of the Partnership set forth all information required by the Partnership Agreement and the Delaware Revised Uniform Limited Partnership Act (6 Del. C. 17-101, et seq.) (the "Partnership Act"), including all information with respect to all Persons to be admitted as partners of the Partnership and their contributions to the Partnership. We have not participated in the preparation of the Prospectus and assume no responsibility for its contents.

          This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

          Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

           (1) The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Partnership Act, and all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Partnership as a limited partnership have been made.

            (2) Under the Partnership Agreement and the Partnership Act, the Partnership has the partnership power and authority (i) to own property and conduct its business, all as described in the Prospectus, (ii) to issue and sell the Preferred Securities in accordance with the Partnership Agreement, and as described in the Prospectus, and to perform its other obligations under the Partnership Agreement, the Underwriting Agreement and the Preferred Securities, (iii) to execute and deliver the Underwriting Agreement, and (iv) to consummate the transactions contemplated by the Underwriting Agreement.

           (3) The Partnership Agreement constitutes a valid and binding obligation of the Company and the General Partner, and is enforceable against the General Partner, in accordance with its terms.

          (4) The Preferred Securities have been duly authorized by the Partnership Agreement and are duly and validly issued and, subject to the qualifications set forth in paragraph (5) below, fully paid and nonassessable limited partner interests in the Partnership.

           (5) Assuming that the Preferred Security Holders, as limited partners of the Partnership, do not participate in the control of the business of the Partnership, the Preferred Security Holders, as limited partners of the Partnership, will have no liability in excess of their obligations to make payments provided for in the Partnership Agreement and their share of the Partnership's assets and undistributed profits (subject to the obligation of a Preferred Security Holder to repay any funds wrongfully distributed to it).

           (6) There are no provisions in the Partnership Agreement the inclusion of which, subject to the terms and conditions therein, or, assuming that the Preferred Security Holders, as limited partners of the Partnership, take no action other than permitted by the Partnership Agreement, the exercise of which, in accordance with the terms and conditions therein, would cause the Preferred Security Holders, as limited partners of the Partnership, to be deemed to be participating in the control of the business of the Partnership.

            (7)    Under  the  Partnership  Agreement   and   the
Partnership Act, the issuance of the Preferred Securities is not subject to preemptive rights.

           (8) The issuance and sale by the Partnership of the Preferred Securities and the execution, delivery and performance by the Partnership of the Underwriting Agreement and the consummation of the transactions contemplated by the Underwriting Agreement do not violate (a) the Certificate or the Partnership Agreement or (b) any applicable Delaware law, rule or regulation.

            (9) Under the Partnership Agreement and the Partnership Act, (i) the issuance and sale by the Partnership of the Preferred Securities and the execution and delivery by the Partnership of the Underwriting Agreement, and the performance by the Partnership of its obligations thereunder, have been duly authorized by all necessary partnership action on the part of the Partnership and (ii) assuming the due authorization, execution and delivery of the Underwriting Agreement by the General Partner under the Partnership Agreement on behalf of the Partnership and of the Preferred Certificates for the Preferred Securities by the General Partner on behalf of the Partnership, the Underwriting Agreement and the Preferred Securities Certificates have been duly executed and delivered by the Partnership.

          The opinion expressed in paragraph (3) above is subject, as to enforcement, to the effect upon the Partnership Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

          We consent to your relying as to matters of Delaware law upon this opinion in connection with the Underwriting Agreement. We also consent to the reliance upon this opinion as to matters of Delaware law by Winthrop, Stimson, Putnam & Roberts, as if it were addressed to it, in rendering its opinion to you of even date herewith. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                              Very truly yours,


                              RICHARDS, LAYTON & FINGER, P.A.

                                                        EXHIBIT D

       [Letterhead of Winthrop, Stimson, Putnam & Roberts]

                                             [_________ __], 1997

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Smith Barney Inc.

As representatives of the several
Underwriters named in Schedule I to
the Underwriting Agreement referred
to below (the "Underwriters")

c/o       Goldman, Sachs & Co.
   85 Broad Street
   New York, New York  10004

Ladies and Gentlemen:

          We have acted as counsel for the several Underwriters of 12,000,000 [___]% Cumulative Quarterly Income Preferred Securities, Series A (liquidation preference $25 per preferred security) (the "Preferred Securities"), issued by Entergy London Capital, L.P., a special purpose limited partnership formed under the laws of the State of Delaware (the "Partnership"), pursuant to the agreement among you, as the representatives of the several Underwriters, Entergy London Investments plc, a public limited company incorporated under the laws of England and Wales (the "Company"), and the Partnership effective [__________], 1997 (the "Underwriting Agreement").

          We are members of the New York Bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the United States of America. We have, with your consent, relied upon an opinion of even date herewith addressed to you of Richards, Layton & Finger, P.A., special Delaware counsel for the Company and the Partnership, as to the matters covered in such opinion relating to Delaware law. We have reviewed said opinion and believe that it is satisfactory. We have also reviewed the opinion of Reid & Priest LLP required by Section 7(d) of the Underwriting Agreement, and we believe said opinion to be satisfactory.

          We have also reviewed such documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. We have also reviewed, and have relied as to matters of fact material to this opinion upon, the documents delivered to you at the closing of the transactions contemplated by the Underwriting Agreement, and we have reviewed such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to render this opinion. As to such matters of fact material to this opinion, we have relied upon representations and certifications of the Company and the Partnership in such documents and in the Underwriting Agreement, and upon statements in the Registration Statement. In such review, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the conformity to the originals of the documents submitted to us as certified or photostatic copies, the authenticity of the originals of such documents and all documents submitted to us as originals and the correctness of all statements of fact contained in all such original documents. We have not examined the certificates representing the Preferred Securities or the Debentures except in each case for specimens thereof, and we have relied upon a certificate of the General Partner as to the execution and delivery of the Preferred Securities and a certificate of the
Debenture Trustee as to the authentication and delivery of the Debentures. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

          Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Preferred Securities have been duly authorized by the Partnership Agreement and are duly and validly issued and fully paid and nonassessable limited partner interests in the partnership. Assuming that the holders of the Preferred Securities, as limited partners of the Partnership, do not participate in the control of the business of the Partnership, such holders will have no liability in excess of their obligations to make payments provided for in the Partnership Agreement and their share of the Partnership's assets and undistributed profits (subject to the obligation of a holder of Preferred Securities to repay any funds wrongfully distributed to
it).

          (2) Assuming that the Indenture has been duly authorized, executed and delivered by the Company insofar as the laws of England and Wales are concerned, the Indenture (except as to Section ___ thereof or any provisions thereof that purport to waive any immunity with respect to the attachment of property of the Company prior to the entry of judgment, upon which we do not pass) is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and by an implied covenant of good faith and fair dealing.

          (3) The statements made in the Prospectus under the captions "Description of the Preferred Securities", "Description of the Guarantee", "Description of the Perpetual Junior Subordinated Debentures", "Relationship Among the Preferred Securities, the Perpetual Junior Subordinated Debentures and the Guarantee" and "Underwriting", insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (4) Assuming that the Debentures have been duly authorized, executed, issued and delivered by the Company insofar as the laws of England and Wales are concerned, the Debentures are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and by an implied covenant of good faith and fair dealing, and the Debentures are entitled to the benefits provided by the Indenture.

          (5) Assuming that the Guarantee Agreement has been duly authorized, executed and delivered by the Company insofar as the laws of England and Wales are concerned, the Guarantee Agreement (except as to Section ___ thereof or any provisions thereof that purport to waive any immunity with respect to the attachment of property of the Company prior to the entry of judgment, upon which we do not pass) is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and by an implied covenant of good faith and fair dealing.

          (6) To the best of our knowledge, each of the Indenture, and the Guarantee Agreement is duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or threatened by the Commission.

          (7)   An  appropriate  order has  been  issued  by  the
Commission  under the 1935 Act authorizing the formation  of  the
Partnership and [list other actions], and to the best of our knowledge, such order is in full force and effect; and no further approval, authorization, consent or other order of any governmental body of the United States or the State of New York (other than orders of the Commission under the Securities Act, the Exchange Act and the Trust Indenture Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Securities.

          (8) Except in each case as to the financial statements and other financial data included therein, upon which we do not pass, the Registration Statement, at the Effective Date, and the Prospectus, as of its date, complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Form T-1s, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, to the best of our knowledge, the Registration Statement has become, and on the date hereof is, effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

          In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness, completeness and fairness of statements made by the Company and the Partnership and the information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) hereof. In connection with the preparation by the Company and the Partnership of the Registration Statement and the Prospectus, we had discussions with certain officers, employees and representatives of the Company and its subsidiaries, the
Partnership and Entergy Services, Inc., with counsel for the Company and the Partnership, with your representatives and with the independent certified public accountants of the Company who examined certain of the financial statements included in the Registration Statement. Our review of the Registration Statement and the Prospectus, and such discussions, did not disclose to us any information that gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial data included in the Registration Statement or Prospectus or as to the Form T-1s.

          This opinion is solely for the benefit of the addressees hereof in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent.


                              Very truly yours,



                              WINTHROP, STIMSON, PUTNAM & ROBERTS